EXHIBIT 10.1

This INCREMENTAL AMENDMENT NO. 1, dated as of October 1, 2014 (together with all exhibits and schedules hereto, this “Incremental Amendment”), is entered into by MacDermid Holdings, LLC, a Delaware limited liability company (“Holdings”), MacDermid, Incorporated, a Connecticut corporation (“MacDermid”), Platform Specialty Products Corporation (f/k/a Platform Acquisition Holdings Limited), a Delaware corporation (“PSP” and, together with MacDermid, the “Borrowers”), certain subsidiaries of Holdings and PSP party hereto, Barclays Bank PLC (“Barclays”), as collateral agent and administrative agent (in such respective capacities, the “Collateral Agent” and the “Administrative Agent”; collectively, the “Agent”) and as an L/C Issuer and the New USD Term Loan Lenders (as defined below).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

RECITALS

A.  Reference is hereby made to the Second Amended and Restated Credit Agreement dated as of August 6, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) among the Borrowers, the Agent, the lending institutions from time to time parties thereto and the other agents and entities party thereto, the Amendment No. 2 to the Credit Agreement, dated as of August 6, 2014 (the “Amendment No. 2”), by and among the Borrowers, the Agent, the lending institutions from time to time parties thereto and the other agents and entities party thereto,  and the Amended and Restated Pledge and Security Agreement, dated as of October 31, 2013 (as further amended, restated, supplemented or otherwise modified from time to time), among the Borrowers, the Loan Parties (as defined in the Credit Agreement) party thereto (the Borrowers and such Loan Parties, collectively, the “Reaffirming Parties”) and the Collateral Agent for the benefit of the Secured Parties (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Security Agreement”).

B.  Reference is hereby made to the Acquisition Agreement (the “Acquisition Agreement”) dated August 4, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof), by and among a representative of Percival S.A., as the seller (the “Seller”), MacDermid Agricultural Solutions Holdings B.V., a limited liability company incorporated and organized under the laws of the Netherlands and a subsidiary of PSP (“MASH”), as the purchaser, and PSP, as guarantor, pursuant to which MASH agreed to acquire from Seller all of the Equity Interests of Percival S.A., a société anonyme incorporated and organized under the laws of Belgium, which is engaged in the agrochemical business (the “Acquired Business”), on the terms and conditions set forth in the Acquisition Agreement (the “Acquisition”).

C.  Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrowers, including the Term Loans, the Revolving Credit Loans and Revolving Credit Commitments (each as defined in the Credit Agreement).

D.  Pursuant to the Credit Agreement, the Borrowers may obtain Incremental Term Loans by, among other things, entering into an Incremental Amendment in accordance with the terms and conditions of the Credit Agreement.

E.  On the Incremental Amendment Date (as defined below),  the Borrowers shall  borrow new term loans in an aggregate principal amount of $300,000,000 (the “New USD Term Facility” and such loans, the “New USD Term Loans”) from the parties to this Incremental Amendment designated as a “New USD Term Loan Lender” on such party’s signature page hereto (each, a “New USD Term Loan Lender”) through an increase in the Tranche B Term Loan Facility and each New USD Term Loan Lender agrees to fund the amount set forth under “Tranche B Term Loan Commitment” on its signature page hereto on the Incremental Amendment Date.

F.  Each Reaffirming Party expects to realize substantial direct and indirect benefits as a result of this Incremental Amendment (including the agreements set forth in Section 1 hereof becoming effective and the consummation of the transactions contemplated thereby) and desires to reaffirm its obligations pursuant to the Collateral Documents to which it is a party.

NOW THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1. Agreements and Amendments to Credit Agreement as of the Incremental Amendment Date. Each of the Borrowers, the Loan Parties, the Administrative Agent, the L/C Issuer and the New USD Term Loan Lenders agrees that on the Incremental Amendment Date:

(a)           Each New USD Term Loan Lender agrees to fund the amount set forth under “Tranche B Term Loan Commitment” on its signature page hereto.  Except as set forth in this Incremental Amendment, the New USD Term Loans shall have identical terms as the Tranche B Term Loans and shall otherwise be subject to the provisions of the Credit Agreement.

(b)           In accordance with the last sentence of Section 2.14(e) of the Credit Agreement, if the Amendment No. 2 Funding Date (as defined in Amendment No. 2) occurs before December 31, 2014, then the amortization table for the Tranche B Term Loans set forth in Section 2.07(a) of the Credit Agreement shall be ratably increased by the aggregate principal amount of the New USD Term Loans and read as follows:

Tranche B Repayment Date	Amount
September 30, 2014	$1,887,500.00
December 31, 2014	$2,976,107.59
March 31, 2015	$2,976,107.59
June 30, 2015	$2,976,107.59
September 30, 2015	$2,976,107.59
December 31, 2015	$2,976,107.59
March 31, 2016	$2,976,107.59
June 30, 2016	$2,976,107.59
September 30, 2016	$2,976,107.59
December 31, 2016	$2,976,107.59
March 31, 2017	$2,976,107.59
June 30, 2017	$2,976,107.59
September 30, 2017	$2,976,107.59
December 31, 2017	$2,976,107.59
March 31, 2018	$2,976,107.59
June 30, 2018	$2,976,107.59
September 30, 2018	$2,976,107.59
December 31, 2018	$2,976,107.59
March 31, 2019	$2,976,107.59
June 30, 2019	$2,976,107.59
September 30, 2019	$2,976,107.59
December 31, 2019	$2,976,107.59
March 31, 2020	$2,976,107.59

Tranche B Repayment Date	Amount
Tranche B Maturity Date	Remainder

(c)           In accordance with the last sentence of Section 2.14(e) of the Credit Agreement, if the Amendment No. 2 Funding Date occurs on or after December 31, 2014 and on or prior to January 31, 2015, then the amortization table for the Tranche B Term Loans set forth in Section 2.07(a) of the Credit Agreement shall be ratably increased by the aggregate principal amount of the New USD Term Loans and read as follows:

Tranche B Repayment Date	Amount
September 30, 2014	$1,887,500.00
December 31, 2014	$2,646,993.67
March 31, 2015	$2,976,107.59
June 30, 2015	$2,976,107.59
September 30, 2015	$2,976,107.59
December 31, 2015	$2,976,107.59
March 31, 2016	$2,976,107.59
June 30, 2016	$2,976,107.59
September 30, 2016	$2,976,107.59
December 31, 2016	$2,976,107.59
March 31, 2017	$2,976,107.59
June 30, 2017	$2,976,107.59
September 30, 2017	$2,976,107.59
December 31, 2017	$2,976,107.59
March 31, 2018	$2,976,107.59
June 30, 2018	$2,976,107.59
September 30, 2018	$2,976,107.59
December 31, 2018	$2,976,107.59
March 31, 2019	$2,976,107.59
June 30, 2019	$2,976,107.59
September 30, 2019	$2,976,107.59
December 31, 2019	$2,976,107.59
March 31, 2020	$2,976,107.59
Tranche B Maturity Date	Remainder

(d)           In accordance with the last sentence of Section 2.14(e) of the Credit Agreement, if the Amendment No. 2 Funding Date does not occur by the Effective Date (as defined in Amendment No. 2), then the amortization table for the Tranche B Term Loans set forth in Section 2.07(a) of the Credit Agreement shall be ratably increased by the aggregate principal amount of the New USD Term Loans and read as follows:

Tranche B Repayment Date	Amount
September 30, 2014	$1,887,500.00
December 31, 2014	$2,646,993.67
March 31, 2015	$2,646,993.67
June 30, 2015	$2,646,993.67
September 30, 2015	$2,646,993.67
December 31, 2015	$2,646,993.67
March 31, 2016	$2,646,993.67
June 30, 2016	$2,646,993.67

Tranche B Repayment Date	Amount
September 30, 2016	$2,646,993.67
December 31, 2016	$2,646,993.67
March 31, 2017	$2,646,993.67
June 30, 2017	$2,646,993.67
September 30, 2017	$2,646,993.67
December 31, 2017	$2,646,993.67
March 31, 2018	$2,646,993.67
June 30, 2018	$2,646,993.67
September 30, 2018	$2,646,993.67
December 31, 2018	$2,646,993.67
March 31, 2019	$2,646,993.67
June 30, 2019	$2,646,993.67
September 30, 2019	$2,646,993.67
December 31, 2019	$2,646,993.67
March 31, 2020	$2,646,993.67
Tranche B Maturity Date	Remainder

(e)          In accordance with the last sentence of Section 2.14(d) of the Credit Agreement, it is deemed necessary and appropriate to amend Section 2.05(a)(iv) of the Credit Agreement, and therefore, Section 2.05(a)(iv) of the Credit Agreement is hereby amended by replacing the words “twelve months after the Closing Date” with the words “six months after October 1, 2014” in each place therein.

SECTION 2. Representations and Warranties.  The Borrowers and the Loan Parties represent and warrant to the Agent, the L/C Issuer, and the Lenders as of the Incremental Amendment Date that:
(a)  The execution, delivery and performance by each Loan Party of this Incremental Amendment or other documents executed in connection herewith to which such Person is or is to be a party, and the consummation of the transactions contemplated herein, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any material Lien under, or require any material payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law that would adversely affect the rights of the Lenders, the Administrative Agent or the Collateral Agent under the Loan Documents.

(b)  This Incremental Amendment or other document executed in connection herewith has been duly executed and delivered by each Loan Party that is party hereto and thereto. This Incremental Amendment or other document executed in connection herewith constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party hereto and thereto in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c)  (i) both before and after giving effect to this Incremental Amendment, no Default or Event of Default has occurred and is continuing and (ii) all representations and warranties of Holdings, each Borrower and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(d)  Neither the amendment of the Credit Agreement effected on the Incremental Amendment Date pursuant to this Incremental Amendment nor the execution, delivery, performance or effectiveness of this Incremental Amendment: (a) impairs (or will impair as of the Incremental Amendment Date) the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document (as defined in the Credit Agreement), and such Liens continue unimpaired with the same priority to secure repayment of the Obligations (as defined in the Credit Agreement), whether heretofore or hereafter incurred or (b) requires (or will require as of the Incremental Amendment Date) that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens (other than any filings in connection with the addition of new Loan Parties).

SECTION 3. Conditions to Effectiveness of this Incremental Amendment.  This Incremental Amendment shall become a binding agreement of the parties hereto and the agreements and amendments set forth herein, shall each become effective on the date (the “Incremental Amendment Date”) on which each of the following conditions is satisfied or waived:

(a)  The Administrative Agent shall have received from (i) the Borrowers and the other Loan Parties, (ii) the New USD Term Loan Lender on the Incremental Amendment Date and (iii) each of the other parties hereto, a counterpart of this Incremental Amendment signed on behalf of such party;

(b)  The Administrative Agent shall have received a closing certificate from a secretary or assistant secretary of each of PSP and MacDermid and each Loan Party, in each case, certifying as to (i) resolutions duly adopted by the board of directors (or equivalent governing body) of the Borrowers and each Loan Party authorizing the execution, delivery and performance of the Incremental Amendment (and the Loan Documents or other documents executed in connection therewith or herewith in each case as amended on the Incremental Amendment Date), (ii) copies of organizational documents (or, if applicable, a certification that that there has been no change to such entity’s organizational documents previously delivered to the Administrative Agent on October 31, 2013 or August 6, 2014, as applicable, and such organizational documents remain in full force and effect as of the Incremental Amendment Date), (iii) incumbency and specimen signatures of each officer executing any Loan Document on behalf of the Borrowers and each Loan Party and (iv) the good standing of the Borrowers and each Loan Party;

(c)  The Borrowers shall have paid (i) to the Administrative Agent all reasonable out-of-pocket costs and expenses of the Administrative Agent required in connection with this Incremental Amendment pursuant to Section 11.04 of the Credit Agreement and (ii) to the Collateral Agent and the Administrative Agent all reasonable and documented out-of-pocket costs, expenses and fees (including any payment of fees separately agreed to by PSP and the Administrative Agent) that are due on or before to the Incremental Amendment Date, including expenses associated with the arrangement, negotiation and preparation of this Incremental Amendment, and the reasonable and documented fees, disbursements and other charges of one firm of counsel, Latham & Watkins LLP, plus one local counsel in each appropriate jurisdiction;

(d)  The Acquisition shall have been consummated no later than 11:59 pm (New York Time) on December 31, 2014 (the “Acquisition Effective Date”);

(e)   Substantially simultaneously with the borrowing of the New USD Term Loans, the Acquisition shall have been consummated substantially in accordance with the terms of the Acquisition Agreement (provided, that no amendment, modification or waiver of any term thereof or any condition to MASH’s or the Borrowers’ obligation to consummate the Acquisition thereunder (other than any such amendment, modification or waiver that is not materially adverse to any interest of the New USD Term Loan Lenders) shall be made or granted, as the case may be, without the prior written consent of the Administrative Agent);

(f)  The Administrative Agent shall have received the executed legal opinions of (i) Kane Kessler, P.C., counsel to Holdings, PSP, the Borrowers organized in the United States and, to the limited extent New York law is applicable, the other Loan Parties, as customary for transactions of this type, which shall be in form and substance reasonably satisfactory to the Administrative Agent and (ii) each local counsel to Holdings, PSP, the Borrowers, the other Loan Parties which shall be in form and substance satisfactory to the Administrative Agent in the jurisdictions listed on Schedule 1 hereto;

(g)  The Administrative Agent shall have received a certificate from a financial officer of the Borrowers which shall be in form and substance reasonably satisfactory to the Administrative Agent, to the effect that, immediately before and after giving effect to the Acquisition and the other transactions set forth in this Incremental Amendment, the Borrowers and their respective Subsidiaries, taken as a whole, are Solvent (as defined in the Credit Agreement);

(h)  (x) At least five (5) Business Days before the Incremental Amendment Date, the Administrative Agent shall have received a completed standard “life of loan” flood hazard determination form for each Domestic Mortgaged Property, and if the property is located in an area designated by the U.S. Federal Emergency Management Agency (or any successor agency) as having special flood or mud slide hazards, (A) a notification to the Borrowers (“Borrower Notice”) and (if applicable) notification to the Borrower that flood insurance coverage under the National Flood Insurance Program (“NFIP”) created by the U.S. Congress pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, the National Flood Insurance Reform Act of 1994 and the Flood Insurance Reform Act of 2004 (collectively, the “Flood Laws”) is not available because the applicable community does not participate in the NFIP, (B) documentation evidencing the Borrowers’ receipt of the Borrower Notice (e.g., countersigned Borrower Notice, return receipt of certified U.S. Mail, or overnight delivery), and (C) if Borrower Notice is required to be given and flood insurance is available in the community in which the property is located, a copy of one of the following: the flood insurance policy, the Borrowers’ application for a flood insurance policy plus proof of premium payment, a declaration page confirming that flood insurance has been issued, or such other evidence of flood insurance reasonably satisfactory to the Collateral Agent and in compliance with the Flood Laws and (y) on the Amendment No. 2 Funding Date (as defined in Amendment No. 2) (or, in the event the Amendment No. 2 Funding Date does not occur by the Effective Date (as defined in Amendment No. 2), within 30 days of the Effective Date (as defined in Amendment No. 2) (such date, the “Agriphar Mortgage Modification Date”)), the Administrative Agent shall have received (I) mortgage amendments reflecting the amendment of the Obligations contemplated hereby (the “Mortgage Amendments”), each in form and substance reasonably satisfactory to the Administrative Agent, with respect to the Mortgaged Property, each duly executed and delivered by an authorized officer of each party thereto and in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable unless Administrative Agent is satisfied in its reasonable discretion (based on advice reasonably satisfactory to the Administrative Agent of local counsel in the state in which the applicable Mortgaged Property is located) that Mortgage Amendments are not required in order to secure the Borrowers’ Obligations as modified hereby; (II) Title searches with respect to each Mortgaged Property and, in connection with any Mortgage Amendment delivered pursuant to clause (I) above and to the extent available at commercially reasonable rates in the jurisdiction in which the applicable Mortgaged Property is located, date-down, modification, so-called “non-impairment” or other endorsements reasonably satisfactory to the Administrative Agent with respect to the applicable title insurance policy, each in form and substance reasonably satisfactory to Administrative Agent,  and (III) advice of local counsel to the Borrower with respect to each Mortgage Amendment, in form (which may be by email) and substance reasonably satisfactory to the Administrative Agent;

(i)  The New USD Term Loan Lender shall have received, if requested at least two Business Days in advance of the Incremental Amendment Date, a Term Loan Note, payable to the order of such New USD Term Loan Lender, duly executed by MacDermid and PSP;

(j)  The New USD Term Loan Lender shall have received, sufficiently in advance of the Incremental Amendment Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the United States PATRIOT Act.

(k)  The Borrowers shall give the Administrative Agent notice prior to (i) 11:00 A.M., New York City time, two Business Days prior to the anticipated Incremental Amendment Date in the case of Base Rate Loans and (ii) 11:00 A.M., New York City time, three Business Days prior to the anticipated Incremental Amendment Date in the case of Eurocurrency Rate Loans) requesting that each New USD Term Loan Lender make the New USD Term Loans on the requested funding date and specifying the amount to be borrowed.

(l)  Barclays shall have received all fees due and payable by PSP and/or MacDermid to Barclays on the Incremental Amendment Date as separately agreed to by such parties and PSP and/or MacDermid shall have paid any other fees separately agreed that are due and payable on the Incremental Amendment Date; and

(m)  The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrowers certifying which shall be in form and substance reasonably satisfactory to the Administrative Agent, to the effect that, (i) immediately before and after giving effect to the Acquisition and the other transactions set forth in this Incremental Amendment (including the incurrence of Loans under the New USD Term Facility) (collectively, the “Transactions”), no Default or Event of Default under Section 9.01(a), (f) or (g) shall have occurred and be continuing, (ii) the Specified Representations (as defined below) and Acquired Business Representations (as defined below) are true and correct in all material respects on and as of the Incremental Amendment Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, provided that any representation and warranty that is qualified as to “materiality”, “material adverse effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates, and (iii) after giving effect to the Transactions, PSP and its Subsidiaries (including the Acquired Business) shall have outstanding no indebtedness other than (a) the loans and other extensions of credit under the Credit Agreement and the New USD Term Facility and (b) any other indebtedness permitted pursuant to the Credit Agreement, the Acquisition Agreement or the Loan Documents.

(n)  Since August 4, 2014, there shall not have occurred a Material Adverse Effect (as defined in the Acquisition Agreement on August 4, 2014).

For purposes hereof, “Specified Representations” means the representations and warranties in Article VI of the Credit Agreement relating to corporate existence and good standing, requisite power and authority to enter into the Loan Documents (including this Incremental Amendment), due authorization, execution, delivery and enforceability of the Loan Documents (including this Incremental Amendment); no conflicts of the Loan Documents (including this Incremental Amendment) with the organizational documents, any material debt agreement or material applicable law; environmental compliance; insurance; taxes; no litigation to enjoin the funding of the of Loans under the New USD Term Facility; no default; accuracy and completeness of historical financial statements; Investment Company Act; FCPA; OFAC; margin stock; solvency of the Borrowers and their respective Subsidiaries on a consolidated and pro forma basis for the Acquisition and the financing thereof; senior indebtedness; and Patriot Act.

For purposes hereof, “Acquired Business Representations” means, with respect to the Acquired Business, the representations made by or with respect to the Acquired Business in the Acquisition Agreement that are material to the interests of the Lenders and which the breach thereof will excuse PSP and MacDermid (or any of their affiliates) from their obligations to consummate the Acquisition.

It is understood and agreed that, in the event that the conditions set forth above shall not be satisfied by the Acquisition Effective Date, the agreements and amendments set forth herein (including Section 1 hereof) shall not become effective.

SECTION 4. Counterparts.  This Incremental Amendment and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or e-mail of an executed counterpart of a signature page to this Incremental Amendment and each other Loan Document shall be effective as delivery of an original executed counterpart of this Incremental Amendment and such other Loan Document. The Administrative Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.

SECTION 5. Applicable Law.  THIS INCREMENTAL AMENDMENT AND ANY OTHER LOAN DOCUMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS INCREMENTAL AMENDMENT OR ANY OTHER LOAN DOCUMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

SECTION 6. Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this Incremental Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Incremental Amendment.

SECTION 7. Effect of Amendment.

(a)  Except as expressly set forth herein, this Incremental Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the L/C Issuer, or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  The parties hereto expressly acknowledge that it is not their intention that this Incremental Amendment or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, but a modification thereof pursuant to the terms contained herein.  As of the Incremental Amendment Date, each reference in the Credit Agreement and the Security Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement or the Security Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby and the Security Agreement as amended hereby, as applicable, and this Incremental Amendment and each of the Credit Agreement and the Security Agreement shall be read together and construed as a single instrument.  Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Incremental Amendment as of the Incremental Amendment Date.  This Incremental Amendment shall constitute a Loan Document (as defined in the Credit Agreement, both before and after giving effect to the amendment thereof hereby).

(b)  On the Incremental Amendment Date, each New USD Term Loan Lender, if not already a Lender immediately prior to the Incremental Amendment Date, shall, as applicable, (i) become a “Lender” and a “Term Loan Lender”, in each case, for all purposes of the Credit Agreement and the other Loan Documents and (ii) have the “Tranche B Term Loan Commitment” set forth on such New USD Term Loan Lender’s signature page hereto be a “Tranche B Term Loan Commitment” under the Credit Agreement and such New USD Term Loan Lender’s New USD Term Loans be “Tranche B Term Loans” under the Credit Agreement.

(c)  Except as provided herein, the New USD Term Loans shall be treated as Term Loans for all purposes under the Credit Agreement, including without limitation with respect to maturity, prepayments, repayments, interest rate and other economic terms. Notwithstanding anything in the Credit Agreement to the contrary, the initial Interest Period with respect to New USD Term Loans shall commence on the Incremental Amendment Date and end on the date(s) necessary (as determined by the Administrative Agent) to ensure that all such New USD Term Loans are included in each Borrowing of outstanding Term Loans on a pro rata basis. The Administrative Agent is hereby authorized to take all actions as may be reasonably necessary to ensure that all such New USD Term Loans are included in each Borrowing of outstanding Term Loans on a pro rata basis and the Administrative Agent shall be authorized to mark the Register accordingly to reflect the amendments and adjustments set forth herein.

SECTION 8. Affirmation.  Each Loan Party (i) reaffirms its obligations under the Loan Documents to which it is a party, (ii) acknowledges and agrees that all of its obligations under the Security Agreement and the other Collateral Documents to which it is party are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties and its guarantees made pursuant to the Guaranty (prior to the Incremental Amendment Date and after the Incremental Amendment Date (after giving effect to this Incremental Amendment))  and (iv) confirms that its guarantee under the Guaranty and its obligations under any other Collateral Document (prior to the Incremental Amendment Date and after the Incremental Amendment Date (after giving effect to this Incremental Amendment)), as applicable, shall apply to the Borrowers’ obligations under the Credit Agreement (including as amended hereby).

SECTION 9. Submission to Jurisdiction; WAIVERS OF JURY TRIAL.  Section 11.16(b) and (c) of the Credit Agreement is hereby incorporated by reference herein.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING OR DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS INCREMENTAL AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 10. FATCA.

(a)           For purposes of determining withholding Taxes imposed under FATCA, from and after the Incremental Amendment Date, the Borrowers and the Administrative Agent shall treat (and the New USD Term Loan Lenders party hereto hereby authorize the Administrative Agent to treat) the Incremental Amendment as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(b)           Pursuant to Section 11.14(c) of the Credit Agreement, the Borrowers and the Administrative Agent request each Foreign Lender to provide documentation on or before December 31, 2014 to allow the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.

 [signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be duly executed as of the date first above written.

MACDERMID HOLDINGS, LLC

By:	/s/ Frank J. Monteiro
	Name:	Frank J. Monteiro
	Title:	Chief Financial Officer

MACDERMID, INCORPORATED

By:	/s/ Frank J. Monteiro
	Name:	Frank J. Monteiro
	Title:	Chief Financial Officer
and Senior Vice President

PLATFORM SPECIALTY PRODUCTS CORPORATION

By:	/s/ Frank J. Monteiro
	Name:	Frank J. Monteiro
	Title:	Chief Financial Officer
and Senior Vice President

PLATFORM DELAWARE HOLDINGS, INC.

By:	/s/ Frank J. Monteiro
	Name:	Frank J. Monteiro
	Title:	Chief Financial Officer
and Secretary

[Incremental Amendment – Signature Page]

AUTOTYPE HOLDINGS (USA) INC.
BAYPORT CHEMICAL SERVICE, INC.
CANNING GUMM, LLC
ECHO INTERNATIONAL, INC.
MACDERMID ANION, INC.
MACDERMID ACUMEN, INC.
MACDERMID AUTOTYPE INCORPORATED
MACDERMID BRAZIL, INC.
MACDERMID GROUP, INC.
MACDERMID HOUSTON, INC.
MACDERMID INTERNATIONAL INVESTMENTS LLC
MACDERMID INVESTMENT CORP.
MACDERMID OFFSHORE SOLUTIONS, LLC
MACDERMID OVERSEAS ASIA LIMITED
MACDERMID PRINTING SOLUTIONS ACUMEN, INC.
MACDERMID PRINTING SOLUTIONS, LLC
MACDERMID PUBLICATION & COATING PLATES, LLC
MACDERMID SOUTH AMERICA, INCORPORATED
MACDERMID SOUTH ATLANTIC, INCORPORATED
MACDERMID TEXAS, INC.
MACDERMID US HOLDINGS, LLC
MRD ACQUISITION CORP.
NAPP PRINTING PLATE DISTRIBUTION, INC.
NAPP SYSTEMS INC.
SPECIALTY POLYMERS, INC.
W. CANNING INC.
W. CANNING LTD.
W. CANNING USA, LLC

By:	/s/ Frank J. Monteiro
	Name:	Frank J. Monteiro
	Title:	President

[Incremental Amendment – Signature Page]

DYNACIRCUITS, LLC

By:	MacDermid, Incorporated, its member

	By:	/s/ Frank J. Monteiro
		Name:	Frank J. Monteiro
		Title:	Chief Financial Officer
and Senior Vice President

By:	Echo International, Inc., its member

	By:	/s/ Frank J. Monteiro
		Name:	Frank J. Monteiro
		Title:	President

MACDERMID INTERNATIONAL PARTNERS

By:	MacDermid, Incorporated, its partner

	By:	/s/ Frank J. Monteiro
		Name:	Frank J. Monteiro
		Title:	Chief Financial Officer
and Senior Vice President

By:	MacDermid Overseas Asia Limited, its partner

	By:	/s/ Frank J. Monteiro
		Name:	Frank J. Monteiro
		Title:	President

[Incremental Amendment – Signature Page]

BARCLAYS BANK PLC,
as Agent and L/C Issuer

By:	/s/ Ann E. Sutton
	Name:	Ann E. Sutton
	Title:	Director

[Incremental Amendment – Signature Page]

BARCLAYS BANK PLC,
as a New USD Term Loan Lender

By:	/s/ Ann E. Sutton
	Name:	Ann E. Sutton
	Title:	Director

Tranche B Term Loan Commitment: $300,000,000.00

[Incremental Amendment – Signature Page]

Schedule 1

Local/Foreign Counsel Jurisdictions

Local Counsel:

1.	Iowa
2.	Connecticut
3.	Texas
4.	Massachusetts
5.	South Dakota
6.	Illinois